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                                                               EXHIBIT 10.3.36

                                     WARRANT
                                       TO
                         PURCHASE CLASS A COMMON SHARES
                                       OF
                          XTL BIOPHARMACEUTICALS, LTD.

     THIS WARRANT MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED UNLESS IT IS REGISTERED UNDER THE APPROPRIATE SECURITIES LAWS OR IT OR SUCH OFFER, SALE OR TRANSFER IS EXEMPT FROM SUCH REGISTRATION AND THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY IN FORM AND SUBSTANCE, TO THAT EFFECT.

NO. WA01 WARRANT TO PURCHASE 170,700 CLASS A COMMON SHARES, NOMINAL VALUE NIS 0.20 PER SHARE (SUBJECT TO ADJUSTMENT)


                          VOID AFTER FEBRUARY 13, 1999

     For value received, XTL BIOPHARMACEUTICALS, LTD., a public company organized under the laws of the State of Israel (the "Company"), hereby certifies that Neoprobe Corporation, a Delaware corporation, or its registered assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company One Hundred Seventy Thousand Seven Hundred (170,700) Class A Common Shares, nominal value NIS 0.20 per share, of the Company ("Common Shares"), as constituted on February 13, 1996 (the "Warrant Issue Date"), upon surrender hereof at the principal office of the Company referred to below, with the Notice of Exercise attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States as hereinafter provided at the per share exercise price which shall be one hundred twenty five percent (125%) of the base price of Eight and 79/100 Dollars ($8.79) (the "Base Price") if this Warrant is exercised on or before the first anniversary of the Warrant Issue Date and one hundred fifty percent (150%) of the Base Price if this Warrant is exercised thereafter (the "Exercise Price"). The number, character and Exercise Price of such Common Shares are subject to adjustment as provided below. The term "Warrant" as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein. This Warrant is registered and its transfer may be registered upon the books maintained for that purpose by the Company by delivery of this Warrant duly endorsed.

ARTICLE 1. Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable during the term commencing on the Warrant Issue Date and ending at 5:00 p.m., Eastern time, on the third anniversary of the Warrant Issue Date, and shall be void thereafter.

ARTICLE 2. Exercise of Warrant.

     SECTION 2.1. Method. The purchase rights represented by this Warrant are exercisable by the Holder, in whole or in part, at any time or from time to time, during the term hereof by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed by the Holder at the principal executive office of the Company at Kiryat Weiz-
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mann Industrial Park, Rehovot, Israel (or such other office or agency of the
Company as it may designate by notice in writing to the Holder), together with the consideration constituting the Exercise Price of the Common Shares to be purchased in cash or by wire transfer to a bank account designated by the Company or by a certified check; provided, however, that if less than all of the purchase rights represented by this Warrant are exercised, such exercise shall involve the purchase of at least One Hundred (100) Common Shares.

     SECTION 2.2. Effect. This Warrant shall be deemed to have been exercised at the time of its surrender for exercise together with full payment as provided above, and the person entitled to receive the Common Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such shares at and after such time. As promptly as practicable on or after such date the Company at its expense shall issue to the person entitled to receive the same a certificate for the number of Common Shares issuable upon such exercise. If this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant exercisable for the number of shares for which this Warrant may then be exercised.

     SECTION 2.3. Holder Not a Shareholder. The Holder shall neither be entitled to vote nor receive dividends nor be deemed the holder of Common Shares or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose until the Warrant has been exercised as provided in this
Article 2.

     SECTION 2.4. No Fractional Shares. No fractional Common Shares shall be issued upon the exercise of this Warrant. All fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of Common Shares or other securities, properties or rights issuable upon the exercise of this Warrant.

     SECTION 2.5. Preferred Shares. If, at the time of the exercise of any portion of this Warrant, any Class A Preferred Shares, nominal value NIS 0.20 per share, of the Company (the "Preferred Shares") are outstanding, the Holder will receive Preferred Shares upon such exercise in lieu of receiving Common Shares. The number of Preferred Shares issuable in such event shall be the number of Common Shares for which the portion of this Warrant being exercised would be exercised but for the operation of this Section 2.5 divided by the then applicable conversion ratio. The conversion ratio is the number of Common Shares into which each Preferred Share is then convertible.

     SECTION 2.6. Redemption of Debenture. The tender of this Warrant to the Company by the Holder is a condition to the exercise of its right to redeem the Company's 5% Convertible Subordinated Debenture issued on the Warrant Issue Date (the "Debenture") pursuant to Section 6.3 thereof. If this Warrant is tendered to the Company in connection with such a redemption it may not be exercised from the time of such tender until 90 days have elapsed. If during such 90 day period the redemption price is paid in full, the Warrant shall be canceled and the Company shall have no further liability or obligation hereunder. If the redemption price is not paid in full during such 90 day period, the Company shall return this Warrant to the Holder at the end of the 90 day period and and it shall be exercisable in accordance with its terms thereafter.

ARTICLE 3. Registered Warrants.

     SECTION 3.1. Series. This Warrant is one of a numbered series of Warrants which are identical except as to the number of Common Shares purchasable and as to any restriction on the transfer thereof in order to comply with the Securities Act of 1933 and the regulations of the Securities and Exchange Commission promulgated thereunder or state securities or blue sky laws or similar laws of the State of Israel (the "Securities Laws"). Such Warrants are referred to herein collectively as the "Warrants."

     SECTION 3.2. Record Ownership. The Company shall maintain a register of the Holders of the Warrants (the "Register") showing their names and addresses and the serial numbers and number of Common Shares purchasable issued to or transferred of record by them from time to time. The Register may be maintained in electronic, magnetic or other computerized form. The Company may treat the person named as the Holder of this Warrant in the Register as the sole owner of this Warrant. The Holder of this


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Warrant is the person exclusively entitled to receive notifications with respect to this Warrant, exercise it to purchase Common Shares and otherwise exercise all of the rights and powers as the absolute owner hereof.

     SECTION 3.3. Registration of Transfer. Transfers of this Warrant may be registered on the Register. Transfers shall be registered when this Warrant is presented to the Company duly endorsed with a request to register the transfer hereof. When this Warrant is presented for transfer and duly transferred hereunder, it shall be canceled and a new Warrant showing the name of the transferee as the Holder thereof shall be issued in lieu hereof, provided, however, that no transfer of less than all of this Warrant shall be made if the portion to be transferred is less than One Hundred (100) Common Shares. When this Warrant is presented to the Company with a reasonable request to exchange it for Warrants of other denominations of at least One Hundred (100) Common Shares, the Company shall make such exchange and shall cancel this Warrant and issue in lieu thereof Warrants exercisable for an equal number of Common Shares in the denominations requested by the Holder. Such Warrants shall bear the legend set forth on the face hereof, unless the Company receives an opinion of counsel, reasonably satisfactory to the Company in form and substance, stating that any Warrants to be issued upon any transfer or exchange pursuant to this
Section 3.3 are no longer required to bear such legend.

     SECTION 3.4. Worn and Lost Warrants. If this Warrant becomes worn, defaced or mutilated but is still substantially intact and recognizable, the Company or its agent may issue a new Warrant in lieu hereof upon its surrender. If this Warrant is lost, destroyed or wrongfully taken, the Company shall issue a new Warrant in place of the original Warrant if the Holder so requests by written notice to the Company and the Holder has delivered to the Company an indemnity agreement reasonably satisfactory to the Company with an affidavit of the Holder that this Warrant has been lost, destroyed or wrongfully taken. Such Warrants shall bear the legend set forth on the face hereof, unless the Company receives an opinion of counsel, reasonably satisfactory to the Company in form and substance, stating that any Warrants to be issued in place of any Warrants pursuant to this Section 3.4 are not required to bear such legend under the Securities Laws.

     SECTION 3.5. Restrictions on Transfer and Exercise. This Warrant and the Common Shares issuable upon the exercise of this Warrant may not be offered for sale, sold or otherwise transferred unless such offer, sale or other transfer is registered under the Securities Laws or such securities or such transfer is exempt from such registration and the Company has received an opinion of counsel, reasonably satisfactory to the Company in form and substance, stating that such securities or such offer, sale or transfer is exempt from registration under the Securities Laws. This Warrant may not be exercised unless the exercise hereof is registered under the Securities Laws or the securities issuable hereunder are exempt from registration or such exercise is exempt from registration under the Securities Laws and the Company has received an opinion of counsel or other evidence of such exemption, reasonably satisfactory to the Company in form and substance, stating that such securities or such exercise is exempt from registration under the Securities Laws.

     SECTION 3.6. Legend. Upon any exercise of this Warrant, the certificates representing the securities purchased thereby shall bear the following legend in larger or other contrasting type or color, unless (a) such securities shall have been registered under the Securities Laws or (b) the purchaser shall have provided to the Company an opinion of counsel, reasonably satisfactory to the Company in form and substance, stating that such is not required by the Securities Laws:

     These securities may not be offered for sale, sold or otherwise transferred unless they are registered under the appropriate securities laws or they or such offer, sale or other transfer is exempt from such registration and the issuer has received an opinion of counsel, reasonably satisfactory to the issuer in form and substance, to that effect.

     SECTION 3.7. Warrant Agent. The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Register, issuing Common Shares or other securities then issuable upon the exercise of this Warrant, exchanging or


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transferring this Warrant, or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or transfer, as the case may be, shall be made at the office of such agent.

ARTICLE 4. Reservation of Stock. The Company covenants that, during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Shares or Common Shares held in treasury a sufficient number of shares to provide for the issuance of Common Shares upon the exercise of this Warrant. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant, upon exercise of this Warrant and payment of the Exercise Price, all as set forth herein, will be duly authorized, validly issued, fully paid, non-assessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for Common Shares upon the exercise of this Warrant.

ARTICLE 5. Adjustments. The Base Price, the Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

         SECTION 5.1. Computation of Adjusted Base Price. If the Company, at any time after the date hereof and while this Warrant is exercisable, issues or sells any Common Shares, including shares held in the Company's treasury and Common Shares issued upon the exercise of any options, rights or warrants to subscribe for Common Shares and Common Shares issued upon the direct or indirect conversion or exchange of securities for Common Shares, for a consideration per share that is less than either the Base Price or the Market Price (as hereinafter defined) in effect immediately before the issuance or sale of such shares, or without consideration, then upon such issuance or sale, the Base Price shall (until another such issuance or sale) be reduced to the price (calculated to the nearest full cent) equal to the quotient of

(a) an amount equal to the sum of

     (i) the number of Common Shares outstanding immediately before such issuance or sale multiplied by the lesser of (A) the Base Price in effect immediately before such issuance or sale or (B) the Market Price in effect on the date immediately before such issuance or sale, plus

     (ii) the aggregate of the amount of all consideration, if any, received by the Company upon such issuance or sale, divided by (b) the number of Common Shares outstanding immediately after such issuance or sale;

provided, however, that the Base Price will not be adjusted pursuant to this computation to be an amount in excess of the Base Price in effect immediately before such issuance or sale. This Section 5.1 does not apply to a split or combination of Common Shares or a dividend thereon payable in Common Shares for which an adjustment is made under Section 5.4 below.

     SECTION 5.2. General Rules for Computation of Adjustments. For the purposes of any computation to be made in accordance with Section 5.1 or 5.3, the following provisions shall be applicable:

         (a) Commissions and Discounts. The aggregate of the amount of all consideration, if any, received by the Company upon any issuance or sale of Common Shares shall be deemed to include the amount paid for such shares before deducting any commissions or other compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services, or any expenses incurred in connection therewith.

         (b) Other Than Cash Consideration. If Common Shares are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Company.


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         (c) Reclassification. The reclassification of securities of the Company other than Common Shares into other securities of the Company shall be deemed to involve the issuance of such Common Shares for a consideration other than cash immediately before the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such Common Shares shall be determined as provided in paragraph (b) of this Section 5.2.

         (d) Outstanding Shares. The number of Common Shares outstanding at any one time shall be deemed to include the aggregate number of shares issuable (subject to readjustment upon the actual issuance thereof) upon the exercise of any and all outstanding options, rights, warrants to purchase Common Shares and upon the conversion or exchange of any and all outstanding securities convertible or exchangeable into Common Shares.

         (e) Market Price. As used herein, the term 'Market Price" at any date shall be deemed to be (i) the last reported sale price for the current or most recent trading days as officially reported by the securities exchange or market on which the Common Shares are principally traded, (ii) if the Common Shares are not principally traded on a securities exchange or market, the closing bid quotation on such day as furnished by an inter-dealer quotation system or
(iii) if the Common Shares are not so quoted, as determined in good faith by a resolution of the Board of Directors of the Company, based on the best information available to it.

         (f) Exercise Price Per Share. As used herein, the term "Exercise Price Per Share," means at a given time the total amount payable by the Holder upon the complete exercise of this Warrant at that time divided by the total number of Common Shares issuable upon such exercise.

         (g) Common Shares. As used herein, the term "Common Shares" means (i) the class of stock designated as Class A Common Shares in the Articles of Association of the Company as of the date hereof, or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Shares consisting solely of changes in nominal value, or from nominal value to no nominal value, or from no nominal value to nominal value. If the Company issues securities with greater or superior voting rights than the Common Shares outstanding as of the date hereof, the Holder, at its option, may receive upon exercise of this Warrant either Common Shares or a like number of such securities with greater or superior voting rights.

         SECTION 5.3. Options, Rights, Warrants and Convertible and Exchangeable Securities. If the Company at any time after the date hereof and while this Warrant is exercisable, issues options, rights or warrants to subscribe for Common Shares, or issues any securities convertible into or exchangeable for Common Shares, for a consideration per share less than either the Base Price or the Market Price in effect immediately before the issuance of such options, rights or warrants, or such convertible or exchangeable securities, or without consideration, the Base Price in effect immediately before the issuance of such options, rights or warrants, or such convertible or exchangeable securities, as the case may be, shall be reduced to a price determined by making a computation in accordance with the provisions of Section 5.1 hereof, provided that:

         (a) The aggregate maximum number of Common Shares, as the case may be, issuable under such options, rights or warrants shall be deemed to be issued and outstanding at the time such options, rights or warrants were issued, and shall be deemed to be issued for a consideration equal to the minimum purchase price per share provided for in such options, rights or warrants at the time of issuance, plus the consideration, if any, received by the Company for the issuance of such options, rights or warrants.

         (b) The aggregate maximum number of Common Shares issuable upon conversion or exchange of any convertible or exchangeable securities shall be deemed to be issued and outstanding at the time of issuance of such securities, and for a consideration equal to the consideration received by the Company for the issuance of such securities, plus the minimum consideration, if any, receivable by the Company upon the conversion or exchange thereof.


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         (c) If any change shall occur in the exercise price per share provided for in any of the options, rights or warrants referred to in clause (a) of this
Section 5.3, or in the price per share at which the securities referred to in clause (b) of this Section 5.3 are convertible or exchangeable, such options, rights or warrants or conversion or exchange rights, as the case may be, shall be deemed to have expired or terminated on the date when such price change became effective in respect of shares not theretofore issued pursuant to the exercise or conversion or exchange thereof, and the Company shall be deemed to have issued upon such date new options, rights or warrants or convertible or exchangeable securities at the new price in respect of the number of shares issuable upon the exercise of such options, rights or warrants or the conversion or exchange of such convertible or exchangeable securities.

     (d) Except as provided in clause (c) of this Section 5.3, no further adjustment of the Base Price shall be made upon the actual issuance of the Common Shares upon the exercise of such options, rights or warrants, or the conversion or exchange of such convertible or exchangeable securities.

     SECTION 5.4. Split, Subdivision or Combination of Shares. If, at any time while this Warrant remains outstanding and unexpired, the Common Shares are split or if a dividend of Common Shares is paid on the Common Shares, the number of Common Shares for which this Warrant is exercisable shall be increased automatically by the ratio between the number of Common Shares outstanding immediately after such event (assuming that there is no elimination of fractional shares as a result of such split or dividend) and the number of Common Shares outstanding immediately before such event and the Base Price hereof shall be decreased automatically by the same ratio. If the Common Shares are combined into a lesser number of Common Shares, the number of Common Shares for which this Warrant is exercisable shall be decreased automatically by the ratio between the number of Common Shares outstanding immediately after such event (assuming that there is no elimination of fractional shares as a result of such combination) and the number of Common Shares outstanding immediately before such event and the Base Price hereof shall be increased automatically by the same ratio.

     SECTION 5.5. Adjustment in Number of Common Shares. Upon each adjustment of the Base Price pursuant to the provisions of this Article 5 other than an adjustment under Section 5.4 above, the number of Common Shares issuable upon the exercise of this Warrant shall be adjusted to the nearest full number of Common Shares by multiplying the Base Price in effect immediately before such adjustment by the number of Common Shares issuable upon exercise of this Warrant immediately before such adjustment and dividing the product so obtained by the adjusted Base Price.

     SECTION 5.6. Merger, Sale of Assets, etc. If, at any time while this Warrant or any portion thereof is outstanding and unexpired, there shall be (a) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein) of the Company, (b) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (c) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Article 5. The foregoing provisions of this Section 5.6 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time


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receivable upon the exercise of this Warrant. If the per share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors, which determination shall be conclusive in the absence of manifest error. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors, which determination shall be conclusive in the absence of manifest error) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

     SECTION 5.7. Reclassification, etc. If the Company, at any time while this Warrant remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the Warrant immediately prior to such reclassification or other change and the Base Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this
Article 5.

     SECTION 5.8. Dividends of Other Securities or Property. If, while this Warrant or any portion hereof remains outstanding and unexpired, the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible shareholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then, and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other security or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Article 5.

     SECTION 5.9. Certificate as to Adjustments. Upon the occurrence of each adjustment pursuant to this Article 5, the Company at its expense shall promptly compute such adjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, and the Base Price before and after the adjustment. The Company shall, at any time upon the written request of any Holder, furnish to such Holder a certificate setting forth: (a) such adjustments; (b) the Base Price and the Exercise Price then in effect; and (c) the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

     SECTION 5.10. No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Article 5 and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

     SECTION 5.11. No Adjustment of Base Price in Certain Cases. No adjustment of the Base Price shall be made:

         (a) Upon the issuance or sale of the Common Shares issuable upon the exercise of the Warrants or the conversion of the Debenture or any convertible securities outstanding on the Warrant Issue Date and described in writing to the Holder on or before the Warrant Issue Date; or

         (b) Upon the issuance or sale of Common Shares upon the exercise of options, rights or war-


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rants, or upon the conversion or exchange of convertible or exchangeable securities, in any case where the Base Price was adjusted at the time of issuance of such options, rights or warrants, or convertible or exchangeable securities, as contemplated by Section 5.3 hereof; or

         (c) If the amount of said adjustment shall be less than one cent ($.01) per Common Share, provided, however, that in such case, any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least one cent ($.01) per Common Share; or

         (d) Upon the issuance of options to directors, employees or consultants of the Company or the exercise of such options if such options were issued under a plan which was approved by the shareholders of the Company and the Holder or which was existing on the date this Warrant was originally issued, the plan is administered by a committee of independent directors, the number of Common Shares issuable under the plan and all other similar plans is limited to twenty per cent (20%) of the number of outstanding Common Shares at the time the plan is approved by the shareholders, the term of the option does not exceed ten (10) years from the date of grant and the exercise price of the option is not less than the Market Price of the Common Shares on the date of grant.

ARTICLE 6. Distributions. If: (a) the Company sets a record date for the holders of its Common Shares (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution other than cash dividends out of retained earnings, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or (b) there is any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another entity, or any conveyance of all or substantially all of the assets of the Company, or (c) there is any voluntary dissolution, liquidation or winding-up of the Company, the Company will mail to the Holder a notice specifying, as the case may be, (i) the record date for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any, that is to be fixed, as of which the holders of record of Common Shares (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their Common Shares (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least fourteen (14) days prior to the date therein specified.

ARTICLE 7. Amendments. This Warrant may not be amended without the prior written consent of the Holder.

ARTICLE 8. Notices. Any notice, certificate or other communication which is required or convenient under the terms of this Warrant shall be duly given if it is in writing and delivered in person, mailed by air-mail, postage prepaid, or sent by facsimile transmission and directed to the Holder of the Warrant at its address as it appears on the Register or if to the Company to its principal executive offices. Such notice shall be effective upon delivery thereof if delivered in person, five (5) days after mailing if air-mailed or upon electronic confirmation of receipt if sent by facsimile transmission.

ARTICLE 9. Time. Where this Warrant provides for a payment or performance on a Saturday or Sunday or a public holiday in the State of Israel or the State of Ohio, such payment or performance may be made on the next succeeding business day.

ARTICLE 10. Rules of Construction. In this Warrant, unless the context otherwise requires, words in the singular number include the plural, and in the plural include the singular, and words of the masculine gender include the feminine and the neuter, and when the sense so indicates, words of the neuter gender may refer to any gender. The numbers and titles of sections contained in this Warrant are inserted for convenience of reference only, and they neither form a part of this Warrant nor are to be used in the construction or interpretation hereof.

ARTICLE 11. Governing Law. The validity, terms, performance and enforcement of this Warrant shall be governed by those laws of the State of Delaware that are applicable to agreements that are negotiated, executed, delivered and performed solely in the State of Delaware.

         IN WITNESS WHEREOF, XTL BIOPHARMACEUTICALS, LTD. has caused this Warrant to be executed by its officer thereto duly authorized.


                           XTL BIOPHARMACEUTICALS, LTD.



                           By
                             ---------------------------------------------------
                           Print Name:  Martin Becker
                           Print Title: President and Chief Executive Officer

                              ASSIGNMENT OF WARRANT



     The undersigned hereby sell(s) and assign(s) and transfer(s) unto
                                                                      ----------


- --------------------------------------------------------------------------------
                   (name, address and SSN or EIN of assignee)

                                                      of this Warrant.
- ------------------------------------------------------
              (portion of Warrant)



Date:                                      Sign:
     ------------------------------------       --------------------------------
                                           (Signature must conform in all
                                           respects to name of Holder shown on
                                           face of Warrant)



Signature Guaranteed:

                               NOTICE OF EXERCISE

           [TO BE COMPLETED AND SIGNED ONLY UPON EXERCISE OF WARRANT]

     The undersigned, the Holder of this Warrant, hereby irrevocably elects to exercise the right to purchase Common Shares, nominal value NIS 0.20 per share, of XTL Biopharmaceuticals, Ltd.




                                   ---------------------------------------------
                                          (whole number of Warrants exercised)



Date:                              Sign:
     ----------------------------       ------------------------------------
                                        (Signature must conform in all respects
                                        to name of Holder shown on face of
                                        Warrant)